UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 4, 2005

NATIONAL DATACOMPUTER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15885	04-2942832
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No)

900 Middlesex Turnpike, Bldg. 5, Billerica, Massachusetts	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 663-7677

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Commission on November 14, 2005.

On November 4, 2005, BDO Seidman, LLP (“BDO”) resigned as the Company’s independent registered public accounting firm, and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) accepted BDO’s resignation in order to reduce accounting fees as the Company continues to takes steps to decrease administrative expenses. On that same date, the Audit Committee engaged Carlin, Charron & Rosen, LLP to serve as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2005.

The reports of BDO on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2004 and December 31, 2003, and through November 4, 2005, there were no (1) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in its report on the financial statements for such years, or (2) reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B.  A letter from BDO is attached hereto as Exhibit 16.1, indicating its agreement with the statements herein.

In deciding to select Carlin, Charron & Rosen, LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Carlin, Charron & Rosen, LLP and concluded that Carlin, Charron & Rosen, LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2005.

During the two fiscal years ended December 31, 2004 and December 31, 2003, and through November 4, 2005, the Company did not consult with Carlin, Charron & Rosen, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01    Financial Statements and Exhibits.

  (d)    The following exhibits are filed with this report:

Exhibit
Number	Description

16.1	Letter from BDO Seidman, LLP dated November 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL DATACOMPUTER, INC. (Registrant)

Date: December 1, 2005	By:	/s/ John P. Ward
John P. Ward
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from BDO Seidman, LLP dated November 28, 2005.